November 30, 1998




Dear Shareholder:

It is a pleasure to bring you the Empirical Investment Funds' semi-annual report for the period ending November 30, 1998.

Although it is important to understand the reasons for short-term performance, progress is measured over long periods of time. Good sustainable performance is the key to every investment success.

The ride has been bumpy for the market as a whole; however, the Empirical Growth Fund fared well during the third quarter sell-off. This was due in part to the avoidance of high flying speculative stocks. Our Growth Fund's focus is to reduce our exposure to risk without jeopardizing capital return potential. Even though the third quarter was a disappointing quarter for mid-cap stocks, our Growth Fund continued to stay ahead of our benchmarks and slightly ahead of the market indices.

Consistent with our objective of low portfolio turnover, no significant changes to the Fund's weightings were made since the end of the third quarter. This may have affected our performance somewhat in the fourth quarter; however, we anticipate seeing these returns increase at a greater pace in the near future.

On another note, the increased technological boom has added an element of excitement to the investment arena and has changed the way many investors view investing. A substantial number of investors have decided to jump into this arena. We hope that it continues to thrive. Due to the rapid changes, we are going to explore ways to adapt our fund company to the current market environment by researching ways to offer alternative investment vehicles (i.e. an internet/technology stock fund).

We are looking forward to having a few additional investment options available to our shareholders within the coming year. As we continue to expand, we will focus on having each new fund managed in the same dedicated spirit but with differing focus points.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,


Kaye R. Kerr
President

Empirical Investment Fund
                                                      Schedule of Investments
                                                 November 30,1998 (unaudited)

 Shares/Principal Amount                     Cost    Market Value % of Assets
 -----------------------                     ----    ------------ -----------

 Aircraft Parts
   225  Ducommun Inc. *                     5,056          3,755        3.59%

 Bakery Products
   150  Interstate Bakeries Corp.           4,727          3,937        3.76%

 Computer Peripheral Equipment
    70  Lexmark International Group *       4,746          5,346
   125  Symbol Technologies Inc.            4,991          6,094
                                          -------        -------
                                            9,737         11,440       10.93%
 Department Stores
   175  Ames Department Stores, Inc. *      4,821          4,156        3.97%

 Drugs/Druggists'
    70  AmeriSource Healthcare Corp. *      4,785          4,480        4.28%

 Household Furniture
   160  Furniture Brands, Intl. *           4,700          4,070        3.89%

 Misc. Apparel and Accessory Stores
   100  Ross Stores, Inc.                   4,967          3,638        3.48%

 Prefabricated Wood Buildings and Components
   175  Champion Enterprises, Inc. *        4,832          3,905        3.73%

 Tour Operators
   205  Dial Corp.                          4,873          5,381        5.14%

 Values and Pipe Fittings
   142  Crane Co.                           4,994          4,588        4.38%

 Women's Specialty Stores
   180  Goody's Family Clothing, Inc. *     4,845          2,025        1.93%

 Cash and Equivalents
53,950  Star Treasury                      53,950         53,950       51.54%
                                        ---------       --------
        Total Investments                 112,287        105,325      100.63%

        Other Assets Less Liabilities                       (656)      -0.63%

        Net Assets - Equivalent to $9.42 per share on    104,669      100.00%

  The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
     November 30, 1998 (unaudited)

Assets:
     Investment Securities at Market Value       $105,325
          (Identified Cost - 112,287)
     Cash                                               -
     Receivables:
          Dividends and Interest                      382
     Other Assets                                  39,865
                                                ---------
               Total Assets                       145,572
Liabilities
     Payables:
          Investment Securities Purchased               -
          Accrued Trustee Fees                      1,000
          Accrued Expenses                         39,903
                                                ---------
               Total Liabilities                   40,903

Net Assets                                       $104,669
Net Assets Consist of:
     Capital Paid In                              110,743
     Undistributed Net Investment Income              892
     Accumulated Realized Gain (Loss)
      on Investments - Net                             (4)
     Unrealized Appreciation in Value
      of Investments Based on Identified
      Cost - Net                                   (6,962)
                                                ---------
Net Assets, for 11,109 Shares Outstanding        $104,669
Net Asset Value and Redemption Price
     Per Share ($101,020/11,109 shares)              9.42
Offering Price Per Share                             9.42

 Statement of Operations
         May 22 to November 30, 1998

Investment Income:
     Dividends                                         49
     Interest                                       1,881
                                                ---------
          Total Investment Income                   1,930
Expenses
     Management Fees (Note 2)                           -
     Trustee Fees                                   1,261
     Accrued Trustee Fees                           1,000
     Organizational Costs                           4,687
                                                ---------
          Total Expenses                            6,948
     Reimbursed Expenses                           (5,910)
                                                ---------
          Total Expenses after Reimbursements       1,038

Net Investment Income                                 892

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments               (4)
     Distribution of Realized
      Capital Gains from other Investment Companies     -
     Unrealized Gain (Loss) from Appreciation
      (Depreciation) on Investments                (6,962)
                                                ---------
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (6,966)

Net Increase (Decrease) in Net
  Assets from Operations                           (6,074)


  The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
(unaudited)                                             5/22/98
                                                         to
                                                       11/30/98
                                                       --------
From Operations:
     Net Investment Income                                  892
     Net Realized Gain (Loss) on Investments                 (4)
     Net Unrealized Appreciation (Depreciation)          (6,962)
                                                       ---------
     Increase (Decrease) in Net Assets from Operations   (6,074)
From Distributions to Shareholders
     Net Investment Income                                    0
     Net Realized Gain (Loss) from Security Transactions      0
                                                       ---------
     Net  Increase (Decrease) from Distributions              0
From Capital Share Transactions:
     Proceeds From Sale of  11,109 Shares               110,743
     Net Asset Value of 0 Shares Issued on
       Reinvestment of Dividends                              0
     Cost of 0 Shares Redeemed                                0
                                                       ---------
                                                        110,743

Net Increase  in Net Assets                             104,669
Net Assets at Beginning of Period                             0
Net Assets at End of Period                             104,669

Financial Highlights (unaudited)
 Selected data for a share of common
 stock outstanding throughout the period:               5/22/98
                                                          to
                                                       11/30/98
Net Asset Value -                                      --------
     Beginning of Period                                10.00
Net Investment Income                                    0.08
Net Gains or Losses on Securities
     (realized and unrealized)                          (0.66)
                                                      --------
Total from Investment Operations                        (0.58)
Dividends
     (from net investment income)                        0.00
Distributions (from capital gains)                       0.00
Return of Capital                                        0.00
                                                      --------
     Total Distributions                                 0.00
Net Asset Value -
     End of Period                                       9.42

Total Return                                            -5.80%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                    105
Before reimbursments
   Ratio of Expenses to Average Net Assets*             13.11%
   Ratio of Net Income to Average Net Assets*           (9.47)%
After reimbursments
   Ratio of Expenses to Average Net Assets*              1.95%
   Ratio of Net Income to Average Net Assets*            1.68 %
Portfolio Turnover Rate	0.00%
Average commission per share                             0.20273

*Annualized

  The accompanying notes are an integral part of the financial statements.

Empirical Investment Fund
                                              Notes to Financial Statements
                                              November 30, 1998 (unaudited)




1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in September 1997. The Fund seeks to achieve superior risk-adjusted capital appreciation on long-term investment dollars. It is expected that the Fund will generate current income in addition to long-term capital appreciation. The Fund is intended to be a core equity portfolio designed for investors with a long-term wealth-building horizon. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

  Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

  SECURITY TRANSACTION TIMING:
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders  are recorded on the ex-dividend date.  Interest  income  is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  EXPENSES:
  Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or and subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At November 30, 1998, the unamortized balance was $39,865.

                                              Notes to Financial Statements
                                              November 30, 1998 (unaudited)

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   MANAGEMENT AGREEMENT
  The Fund has entered into a Management Agreement with Worldwide Financial Management Associates, Inc. (the "Adviser"). The Fund is
  authorized to pay the Adviser a fee equal to an annual average rate of 1.95% of its average daily net assets up to and including $200 million,
  1.90% of its average daily net assets from $200 million up to and including $500 million, 1.85% of its average daily net assets from $500 million up to and including $1 billion, and 1.80% of its average daily net assets in excess of $1 billion, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 1.95 %. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. The Fund pays its organizational expenses. During the period ending November 30, 1998 the Adviser received no management fees and reimbursed $5,910 of Fund expenses.


3.)   CAPITAL STOCK AND DISTRIBUTIONS
  At November 30, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $110,743. Transactions in common stock were as follows:

Shares sold                              11,109
Shares issued to shareholders in
reinvestment of dividends                     0
                                         11,109
Shares redeemed
                                              0
Net Increase                             11,109
Shares Outstanding:
Beginning of Period
                                              0
End of Period

                                         11,109


4.)   PURCHASES AND SALES OF SECURITIES
  During the period from inception to November 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $58,354 and $0 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

5.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of November 30, 1998.

8.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at November 30, 1998 was the same as identified cost.

  At November 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
     2,211           (9,173)            (6,962)